U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 24, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      0-21743                 36-3680347
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

 2201 Second Street, Suite 600,
     Fort Myers, Florida                                            33901
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(Address of Principal Executive
          Offices)                                               (Zip Code)

                                (239) - 337-3434
                          ----------------------------
                             (Registrant's Telephone
                          Number, including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Operating Agreement

         On July 24, 2006, NeoMedia Technologies, Inc. ("NeoMedia") signed a an operating agreement with Shang Fang Wei Ye Technology Development Limited Company ("Shang Fang"), a subsidiary of Beijing Sino-U.S. Jinche Yingyang Auto Technological Services Ltd., to introduce and market NeoMedia's patented qode(R) (www.qode.com) direct-to-Web technology in key markets in Asia.

         Under the operating agreement, NeoMedia's primary role will be as the main interface to mobile operators, with the company primarily responsible for demonstrating environments as well as developing demonstration products for mobile systems, service network environment enablers, and mobile application solutions and services. Shang Fang's primary role will be to provide an interface with various Asian governments as well as to identify and help negotiate with potential commercial partners of qode(R) in that part of the world.

         The agreement is attached hereto as Exhibit 16.1. On July 27, 2006, NeoMedia issued a press release with respect to the agreement, attached hereto as Exhibit 16.2.















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NeoMedia Technologies, Inc.
                                      -----------------------------------------
                                      (Registrant)


Date: July 27, 2006                   By: /s/ Charles T. Jensen
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                                      Charles T. Jensen, President,
                                      Chief Executive Officer and Director






























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



                                  EXHIBIT INDEX

   Exhibit No.    Description
   -----------    -----------

      16.1 Operating Agreement between NeoMedia and Shang Fang Wei Ye Technology Development Limited Company

      16.2        Press release dated July 27, 2006





































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